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                                                                   EXHIBIT 10.57

                    AGREEMENT FOR COMMERCIAL LETTER OF CREDIT

       In consideration of the issue by The Bank of Nova Scotia (hereinafter called "the Bank") from time to time of a Letter of Credit or Letters of Credit (hereinafter called "a credit"), prepared in accordance with an Application or Applications which have been or will be entered into by the Undersigned from time to time during the currency of this Agreement, the Undersigned, and if more than one, each of them jointly and severally, hereby agrees with the Bank as follows:

1. The Undersigned shall provide for all bills, drafts, cable and written demands for payments, receipts and acceptances drawn or issued under a Credit (any such instrument being hereinafter called a "bill") by payment of the amounts thereof to the Bank at the Branch named in the said Application as follows:

       (a) in the case of a sight bill, upon demand by the Bank together with interest from the date of payment by the Bank at the Bank's appropriate current rate;

       (b) in the case of a bill other than a sight bill, at least one clear business day prior to maturity or, if the bill is not payable at the place of issue of a Credit, then in time for the funds to reach the place at which the bill is payable in the ordinary course of mail at least one clear business day prior to maturity;

and in every case a bill payable in the currency of the place of issue of a Credit shall be provided for by payment in that currency and a bill payable in a foreign currency shall be provided for by payment in the currency of the place of issue of a Credit at the Bank's current rate of exchange for cable or electronic transfers in such foreign currency to the place at which the bill is payable, or in such foreign currency by banker's demand draft approved by the Bank.

2. The Undersigned shall pay to the Bank on demand the Bank's prevailing fees and charges for issuing a Credit, effecting payment of any bill drawn or issued thereunder, holding any unused part of a Credit available for drawings and making any amendment to a Credit at the request of the Undersigned.

3. The Undersigned shall pay to the Bank on demand interest on all overdue payments at the Bank's appropriate current rate and shall indemnify the Bank with interest at the said rate for all payments, costs, charges and other expenses paid or incurred by the Bank in connection with a Credit or under the authority of this Agreement or in connection with any claim, suit, action or other proceeding brought against the Bank by reason of a Credit or this Agreement.

4. The Undersigned shall give the Bank from time to time security by way of bills of lading, warehouse receipts, policies or certificates of insurance, security under Section 427 of the Bank Act of Canada and any other security required by the Bank covering all goods, wares, merchandise and other commodities which may be purchased or shipped under or by virtue of a Credit (hereinafter called the "the goods") and this undertaking shall be deemed to be a promise to give such security within the meaning of Section 429 of the Bank Act.

5. The Undersigned shall keep the goods insured in amounts, against risks, and in companies satisfactory to the Bank with loss payable to the bank and shall deliver the policies or certificates of insurance to the Bank and in the event that the Undersigned fails to keep the goods insured or the insurance is for any reason unsatisfactory to the Bank, the Bank may, at the expense of the Undersigned, obtain insurance satisfactory to the Bank.

6. The Bank shall have the absolute right and title to and the unqualified right to the possession and disposal of the goods, whether or not released to the Undersigned on trust or bailee receipt or otherwise, and all bills of lading, warehouse receipts, policies or certificates of insurance and other documents accompanying or relative to any bill and the proceeds of each and all of the foregoing and shall be entitled to exercise all the rights of the Undersigned as unpaid sellers of the goods, until such time as all the obligations and liabilities at any time incurred by the Undersigned and any of them to the Bank under or in connection with a Credit or this Agreement as well as all other obligations and liabilities to the Bank heretofore or hereafter incurred by the Undersigned and any of them (all of the aforesaid obligations and liabilities being hereinafter called "the obligations and liabilities") have been fulfilled and paid, the whole being hereby assigned, pledged and hypothecated to the Bank as security for the fulfillment and payment of the obligations and liabilities, and for the full amount of such obligations and liabilities, and the Bank, whenever it thinks fit, may, without notice to the Undersigned, without prejudice to any of its claims or rights against the Undersigned and at the cost and expense of the Undersigned, place the goods in charge of any broker, warehouseman or other agent, either for storage or for sale, and the Bank shall not incur any liability whatever for the default of any such broker, warehouseman or other agent.

7. The Undersigned shall from time to time, whenever requested by the Bank, give to it additional security satisfactory to it in nature and amount, for the obligations and liabilities, and the Bank may hold all property of any kind belonging to the Undersigned and any of them at any time in possession of the Bank or under its control as security for the fulfillment and payment of the obligations and liabilities.

8. If a Credit does not specify the unit price of the goods and does not state that partial shipments are not permitted, the Bank shall be entitled to be paid the full amount of any bill honoured in respect of a partial shipment notwithstanding that it is for an amount that is disproportionate to the relative partial shipment.

9. The Undersigned shall obtain promptly all necessary permissions and licenses in respect of the shipping, export and import of the goods and shall comply with all foreign and domestic governmental requirements with regard thereto, the whole to the exoneration of the Bank, and shall deliver to the Bank such certificates in respect thereof as it may require from time to time.

10. Any act or omission by the Bank or its agents or correspondents under or in connection with a Credit or any relative document, if such act or omission be in conformity with such foreign or domestic laws, customs or regulations as the Bank or its

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agents or correspondents may deem to be applicable, shall be binding on the
Undersigned and shall not place the Bank or its agents or correspondents under any liability to the Undersigned.

11. The Bank, whenever in its discretion it deems it necessary for its protection, may, as permitted by law, without regard to the maturity of any of the obligations and liabilities, without advertisement and without notice to the Undersigned, sell by public or private sale or realize in such other manner as the Bank thinks fit all or any of the goods, before or after arrival and whether or not released to the Undersigned on trust or bailee receipt or otherwise, and all or any other security held by it, upon such terms and conditions and for such price in money or other consideration as the Bank thinks fit; and any moneys received by the Bank as proceeds of any such sale, after deduction of all fees and expenses in connection therewith which with interest shall be borne by the Undersigned, shall be applied against the obligations and liabilities as the Bank thinks fit and the Undersigned shall remain liable for and shall pay to the Bank on demand the balance of the obligations and liabilities.

12. In the event of the breach or non-performance of any of the terms and conditions contained herein or in a Credit, or in the event of failure to fulfill or pay at maturity any of the obligations and liabilities, or if the Undersigned or any of them suspend payment or become bankrupt or insolvent or make an assignment for the benefit of creditors or become subject to the provisions of any bankruptcy or insolvency or winding-up legislation, whether proceedings thereunder be taken or not, or if proceedings be taken against the Undersigned or any of them for the appointment of a receiver or liquidator, or if any attachment be issued against any property of the Undersigned or any of them, then any and all of the obligations and liabilities shall, at the option of the Bank then or thereafter exercised, become and be immediately due and payable without notice or demand.

13. All users of a Credit shall be deemed to be agents of the Undersigned and neither the Bank nor its agents or correspondents shall be responsible for the negligence or fraudulence of any user of a Credit, for the existence, nature, condition, description, value, quality or quantity of the goods, for the packing, shipment, export, import, handling, storage or delivery thereof, or for the safety or preservation thereof at any time, and neither the Bank nor its agents or correspondents shall be liable for any loss resulting from the total or partial destruction of or damage to or deterioration or fall in value of the goods, or from the delay in arrival or failure to arrive of either the goods or of any of the documents relating thereto, or from the inadequacy or invalidity of any document or insurance, or from the default or insolvency of any insurer, carrier or other person issuing any document with respect to the goods, or from failure to give or delay in giving notice of arrival of the goods or any other notice, or from any error in or misinterpretation of or default or delay in the sending, transmission, arrival or delivery of any message, whether in cipher or not, by post, telegraph, cable, wireless or otherwise, and the obligations hereunder of the Undersigned to the Bank shall not be in any way lessened or affected if any bill or document accepted, paid or acted upon by the Bank or its agents or correspondents is in any or all respects invalid, insufficient, fraudulent or forged or if any bill or document does not bear a reference or sufficient reference to a Credit or if no note thereof is made on a Credit.

14. In the case of a variance between documents or bills required under a Credit and those presented by or on behalf of a beneficiary, the Undersigned shall be deemed to have ratified and confirmed the Bank's acceptance of the documents or bills so presented as complying with the Credit and to have waived any right to object to the variance unless immediately upon receipt of the documents or bills the Undersigned shall have advised the Bank in writing of any variance to which it objects and shall have returned all documents or bills received by it to the Bank duly endorsed or transferred to the Bank as the Bank may instruct for the Bank's disposition as it sees fit.

15. Except as the Bank and the Undersigned may otherwise expressly agree, the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce, current at the time of issuance of a Credit, shall be incorporated herein as part of this Agreement and shall apply to a Credit.

16. In the event of any issuance of a further Credit for which the Undersigned may apply from time to time hereafter, or, of any extension of the maturity or time for presentation of any bill, or, of any renewal, extension or increase in the amount of a Credit or any other modifications of its terms, this Agreement shall continue in force and apply to the further Credit so issued, or, to a Credit so renewed, extended, increased or otherwise modified, or, to any bill, document or property covered thereby and to any action taken by the Bank or its agents or correspondents in accordance with such issuance, renewal, extension, increase or other modification.

17. This Agreement shall continue in force and apply notwithstanding any change for any cause or in any manner whatsoever in the composition or membership of any firm which is a party hereto or may be a user of a Credit, and shall be binding upon the Undersigned and upon the heirs, executors, administrators, successors, and assigns of the Undersigned and each of them and shall ensure to the benefit of the Bank and its successors and assigns.

QUEBEC ONLY
18. The parties have requested that this Agreement and all related documents be drawn up in English. Les parties ont exige que ce contrat et tous les documents y afferents soient rediges en anglias.

DATED this 14th day of December, 2001.

                                              REGAL GREETING & GIFTS CORPORATION

                                              Per.
                                                   -----------------------------
                                                   Authorized Signing Officer